CONFIDENTIAL TREATMENT REQUESTED

PURSUANT TO 17 C.F.R. SECTION 200.83

Exhibit 21.1

Subsidiaries of MN8 Energy, Inc.1

Name of Entity	State of Formation
MN8 Energy LLC	Delaware
MN8 Energy España, S.L.U.	Spain
AI Renewables Support, S.L.	Spain
QBI Solutions, S.L.	Spain
Smarkia Energy, S.L.	Spain
MN8 Energy Operating Company LLC	Delaware
GSRP Services LLC	Delaware
MN8 Energy Marketing LLC	Delaware
GSRP Parts, LLC	Delaware
GSRP Portfolio I Holdco LLC	Delaware
GSRP Portfolio I LLC	Delaware
GSRP Hester Holdco LLC	Delaware
GSRP Hester Holdco II LLC	Delaware
GSRP G-I Solar I LLC	Delaware
Stafford Solar 1, LLC	Delaware
South Brunswick Solar 1, LLC	Delaware
Howell Solar 1, LLC	Delaware
Paterson Solar 1, LLC	Delaware
Howell Solar 2, LLC	Delaware
South Brunswick Solar 2, LLC	Delaware
GSRP Great Jones Holdco LLC	Delaware
GSRP Pipeline Acquisition I LLC	Delaware
Horseneck Channel Solar, LLC	Delaware
Origination Fairhaven One Solar, LLC	Delaware
Bluefish River Solar, LLC	Delaware
Stillwater River Solar, LLC	Delaware
Fivemile River Solar, LLC	Delaware
Salmon Brook Solar, LLC	Delaware
French River Solar, LLC	Delaware
GES Megaseven, LLC	California
GES Megaeleven, LLC	New York
GES Megafifteen, LLC	Massachusetts
GSRP Park Holdco LLC	Delaware
GSRP Park LLC	Delaware
GSRP Project Holdings I LLC	Delaware
SBS Energy Partners, LLC	New Jersey
BDE North Ferrisburgh Lazar Solar, LLC	Vermont
BDE Waterford Suitor Lazar Solar, LLC	Vermont
BDE Sheldon Woods Lazar Solar, LLC	Vermont
NBS Energy Partners, LLC	New Jersey
Spencer TGC Westminster, LLC	Delaware
GSRP Mustang LLC	Delaware
RE Arabian Holdings LLC	Delaware
RE Quarter Holdings LLC	Delaware
RE Shire Holdings LLC	Delaware
RE Mustang Holdings LLC	Delaware
RE Mustang LLC	Delaware

[1]	Following the completion of the corporate reorganization described in the prospectus that forms a part of this registration statement

CONFIDENTIAL TREATMENT REQUESTED

PURSUANT TO 17 C.F.R. SECTION 200.83

RE Mustang 3 LLC	Delaware
RE Mustang 4 LLC	Delaware
Elizabeth Cady Lessee Holdco LLC	Delaware
Solar Star California XV Parent, LLC	Delaware
Solar Star California XV, LLC	Delaware
SunPower Commercial Holding Company IV Parent, LLC	Delaware
SunPower Commercial Holding Company IV, LLC	Delaware
Solar Star California XLII, LLC	Delaware
Buffalo North Star Solar LLC	Delaware
Napa Sanitation District Solar, LLC	Delaware
Redstone Solar I, LLC	Delaware
Vandenberg Solar I, LLC	Delaware
Solar Star California XLVII, LLC	Delaware
PGC Plano I, LLC	Delaware
Solar Star Plano I, LLC	Delaware
Solar Star California LXII, LLC	Delaware
Solar Star California LXVI, LLC	Delaware
Solar University, LLC	Delaware
Solar Star Bay City I, LLC	Delaware
Fassett-Walker PH 1, LLC	Delaware
LA Basin Solar II, LLC	Delaware
SunPower Commercial Holding Company V, LLC	Delaware
Solar Star Arizona XIII, LLC	Delaware
PNC-Bang Holdco, LLC	Delaware
Solar Star HI Air, LLC	Delaware
Solar Star California XVIII, LLC	Delaware
Solar Star California XXII, LLC	Delaware
Solar Star California XXIV, LLC	Delaware
Solar Star California XXVI, LLC	Delaware
Solar Star Connecticut I, LLC	Delaware
Solar Star Arizona IV, LLC	Delaware
Solar Star California XXVIII, LLC	Delaware
Solar Star California XXIX, LLC	Delaware
BNB Bloomfield Solar, LLC	Delaware
WF-Bang Holdco, LLC	Delaware
Whippletree Solar LLC	Delaware
Solar Star YC, LLC	Delaware
Solar Star California VII, LLC	Delaware
Solar Star California XII, LLC	Delaware
Solar Star New Jersey IV, LLC	Delaware
Solar Star Arizona I, LLC	Delaware
Solar Star California XVII, LLC	Delaware
Solar Star California XXI, LLC	Delaware
Solar Star Arizona III, LLC	Delaware
Solar Star California XXIII, LLC	Delaware
Solar Star Oceanside, LLC	Delaware
Solar Star New York I, LLC	Delaware
Solar Star California XXVII, LLC	Delaware
Solar Star Arizona V, LLC	Delaware
Solar Star Arizona VI, LLC	Delaware
Solar Star California XL, LLC	Delaware
Solar Star California XLIII, LLC	Delaware
Solar Star California XLIV, LLC	Delaware
Solar Star California XLV, LLC	Delaware
Solar Star California XLVI, LLC	Delaware
Solar Star California XLVIII, LLC	Delaware

CONFIDENTIAL TREATMENT REQUESTED

PURSUANT TO 17 C.F.R. SECTION 200.83

Solar Star California L, LLC	Delaware
Solar Star California LX, LLC	Delaware
Solar Star NVUSD II, LLC	Delaware
Solar Star California XXXVII, LLC	Delaware
Solar Star California XXXIX, LLC	Delaware
ST-Bang Holdco, LLC	Delaware
SunPower Commercial Holding Company VI, LLC	Delaware
Kern High School District Solar, LLC	Delaware
Solar Star California LXV, LLC	Delaware
Solar Star California LXIV, LLC	Delaware
Solar Star California LXIII, LLC	Delaware
Heracles Solar PH1, LLC	Delaware
Goodfellow Solar I PH1, LLC	Delaware
Solar Star California L (3), LLC	Delaware
Fassett-Walker II, LLC	Delaware
Solar Star RPUWD, LLC	Delaware
Solar Star Santa Barbara 3, LLC	Delaware
Solar Star California XXXIV, LLC	Delaware
LA Basin Solar III, LLC	Delaware
GSRP Charles Holdco LLC	Delaware
Bryan Solar Equity Holdings, LLC	Delaware
Bryan Solar Project Holdings, LLC	Delaware
Bryan Solar, LLC	Delaware
Tucson Equity Holdings, LLC	Delaware
Picture Rocks Project Holdings, LLC	Delaware
Picture Rocks Solar, LLC	Delaware
DMAFB Equity Holdings, LLC	Delaware
Davis Monthan Project Holdings, LLC	Delaware
SunE DM, LLC	Delaware
Valley Center Equity Holdings, LLC	Delaware
Sol Orchard San Diego 22 LLC	Delaware
Sol Orchard San Diego 23 LLC	Delaware
Ramona Equity Holdings, LLC	Delaware
Sol Orchard San Diego 20 LLC	Delaware
Sol Orchard San Diego 21 LLC	Delaware
Equuleus CSG, LLC	Minnesota
Equuleus CSG1, LLC	Minnesota
Equuleus CSG2, LLC	Minnesota
Equuleus CSG3, LLC	Minnesota
Equuleus CSG4, LLC	Minnesota
Equuleus CSG5, LLC	Minnesota
GSRP Portfolio II Holdco LLC	Delaware
GSRP Portfolio II LLC	Delaware
GSRP Bond 2 Holdco LLC	Delaware
Robert Gould Shaw LLC	Delaware
CM Solar Parent LLC	Delaware
CEC Solar #1040, LLC	Colorado
CEC SOLAR #1041, LLC	Colorado
CEC SOLAR #1052, LLC	Colorado
CEC SOLAR #1054, LLC	Colorado
CEC SOLAR #1058, LLC	Colorado
CEC Solar #1059, LLC	Colorado
CEC Solar #1062, LLC	Colorado
CEC SOLAR #1063, LLC	Colorado
CEC SOLAR #1079, LLC	Colorado
CEC SOLAR #1080, LLC	Colorado

CONFIDENTIAL TREATMENT REQUESTED

PURSUANT TO 17 C.F.R. SECTION 200.83

CEC SOLAR #1081, LLC	Colorado
CEC SOLAR #1082, LLC	Colorado
CEC SOLAR #1084, LLC	Colorado
CEC SOLAR #1098, LLC	Colorado
CEC SOLAR #1114, LLC	Colorado
Wareham Shared Solar LLC	Delaware
CEC SOLAR 1134, LLC	Colorado
GSRP Chambers Holdco LLC	Delaware
GSRP Chambers LLC	Delaware
Greenskies Power Group LLC	Delaware
GRE Fund I Member LLC	Delaware
GRE Fund I Projectco 1 LLC	Delaware
GRE Fund I Projectco 2 LLC	Delaware
GRE Fund I Projectco 3 LLC	Delaware
GRE Fund I Projectco 4 LLC	Delaware
GRE Fund II Member LLC	Delaware
GRE Fund II Projectco 1 LLC	Delaware
GRE Fund II Projectco 2 LLC	Delaware
GRE Fund II Projectco 3 LLC	Delaware
GRE Fund II Projectco 4 LLC	Delaware
GRE Fund II Projectco 5 LLC	Delaware
GRE Fund II Projectco 6 LLC	Delaware
GRE Fund II Projectco 7 LLC	Delaware
GRE Fund II Projectco 8 LLC	Delaware
GRE Fund II Projectco 9 LLC	Delaware
GRE Fund II Projectco 10 LLC	Delaware
GRE Fund II Projectco 11 LLC	Delaware
GRE Fund II Projectco 12 LLC	Delaware
GRE Fund III Member LLC	Delaware
GRE Fund III Projectco 1 LLC	Delaware
GRE Fund III Projectco 2 LLC	Delaware
GRE Fund III Projectco 3 LLC	Delaware
GRE Fund III Projectco 4 LLC	Delaware
GRE Fund III Projectco 5 LLC	Delaware
GRE Fund III Projectco 7 LLC	Delaware
GRE Fund 4 Member LLC	Delaware
GRE Fund 4 LGB3 LLC	Delaware
GRE Fund 4 LGB4 LLC	Delaware
GRE Fund 4 LGB6 LLC	Delaware
GRE Fund 4 LGB8 LLC	Delaware
GRE Fund 4 SMF1 LLC	Delaware
GRE Fund 4 SNA6 LLC	Delaware
GRE Fund 4 SNA7 LLC	Delaware
CF Lessee LOB LLC	Delaware
CF Roseville Member LLC	Delaware
CF Roseville Owner LLC	California
GPG Legacy HoldCo LLC	Connecticut
GRE 302 Middletown LLC	Connecticut
GRE East Windsor WM LLC	Connecticut
GRE Putnam WM LLC	Connecticut
GRE Manchester TGT LLC	Connecticut
GRE Shelton WM LLC	Connecticut
GRE Newington TGT LLC	Connecticut
GRE Windsor TGT LLC	Connecticut
GRE Meriden TGT LLC	Connecticut
GRE Bethel TGT LLC	Connecticut

CONFIDENTIAL TREATMENT REQUESTED

PURSUANT TO 17 C.F.R. SECTION 200.83

GRE Southington TGT LLC	Connecticut
GRE Newington SC LLC	Connecticut
GRE Waterford TGT LLC	Connecticut
GRE Cromwell WM LLC	Connecticut
GRE Hartford WM LLC	Connecticut
GRE New Haven WM LLC	Connecticut
GSRP Great Jones 2 Holdco LLC	Delaware
Abigail Adams LLC	Delaware
Westford Solar Holdings, LLC	Massachusetts
Westford Solar I LLC	Massachusetts
Westford Solar II LLC	Massachusetts
Westford Solar Holdings II, LLC	Massachusetts
Westford Solar III, LLC	Massachusetts
Westford Solar IV, LLC	Massachusetts
Ethan Allen LLC	Delaware
SolarSense VT X LLC	Delaware
GSRP HDS TEB Blocker LLC	Delaware
GSRP HDS TEB Holdco LLC	Delaware
GSRP HDS TEB LLC	Delaware
GSRP HDS TE LLC	Delaware
HDSI, LLC	Delaware
GSRP Kenmare Holdco LLC	Delaware
Kenmare Street LLC	Delaware
City of Cathedral Solar, LLC	Delaware
Fall River Solar, LLC	California
PFMG Solar Oceanside, LLC	Delaware
Revision Sunfill, LLC	Maine
RNLR Solar 1, LLC	Delaware
SSA Solar of CT, LLC	Connecticut
SSA Solar of IN 1, LLC	Indiana
SSA Solar of IN 2, LLC	Indiana
SSA Solar of IN 3, LLC	Indiana
SSA Solar of IN 4, LLC	Indiana
SSA Solar of ME, LLC	Maine
SSA Solar of NY, LLC	New York
Sullivan Solar Garden, LLC	Delaware
Sundial Farmington Solar, LLC	Minnesota
Branch Street Solar Partners, LLC	Massachusetts
LSDP 11 LLC	Delaware
SSA Solar of MA 1, LLC	Massachusetts
SSA Solar of NM 4, LLC	New Mexico
SSA Solar of NY 1, LLC	New York
GSRP King Holdco LLC	Delaware
GSRP King LLC	Delaware
American Kings Solar, LLC	Delaware
GSRP Lafayette Holdco LLC	Delaware
GSRP WFM Holdco I, LLC	Delaware
GSRP G-I Solar II, LLC	Delaware
Solar Star WFM 1, LLC	Delaware
GSRP ST Holdco LLC	Delaware
Wilbur Wright LLC	Delaware
GSRP ST Solar I LLC	Delaware
GSRP Amsterdam LLC	Delaware
Dry Bridge Solar 1, LLC	Rhode Island
Dry Bridge Solar 2, LLC	Rhode Island
Dry Bridge Solar 3, LLC	Rhode Island

CONFIDENTIAL TREATMENT REQUESTED

PURSUANT TO 17 C.F.R. SECTION 200.83

Dry Bridge Solar 4, LLC	Rhode Island
GSRP MT Solar II HoldCo LLC	Delaware
GSRP MT Solar B-II LLC	Delaware
GSRP MT Solar II LLC	Delaware
GSRP MT Solar II Blocker LLC	Delaware
GSRP Park 2 Holdco LLC	Delaware
GSRP Park 2 LLC	Delaware
GSRP Project Holdings II LLC	Delaware
GSRP Spruce Holdco LLC	Delaware
Clara Cressingham, LLC	Delaware
Pasadena Windsor Solar LLC	Delaware
Santa Monica Place Solar, LLC	Delaware
ESA Renewables V, LLC	Florida
San Diego Spear Point Solar I, LLC	Delaware
San Luis Spear Point Solar I, LLC	Delaware
Seneca Spear Point Solar I, LLC	Delaware
WCMD Spear Point Solar I, LLC	Delaware
WCMD Spear Point Solar II, LLC	Delaware
WCMD Spear Point Solar III LLC	Delaware
WCMD Spear Point Solar IV, LLC	Delaware
SPG Solar Facility X, LLC	Delaware
SPG Solar Facility XI, LLC	Delaware
SPG Solar Facility XII, LLC	Delaware
GSRP Portfolio III HoldCo LLC	Delaware
GSRP Stanton LLC	Delaware
GSRP Stanton Holdco LLC	Delaware
RE Slate 1, LLC	Delaware
CS Holdco 1 LLC	Delaware
CS Holdco 1 Solar Holdings Blocker LLC	Delaware
SunTap Energy RE LLC	Delaware
SunTap CV LLC	Delaware
Gamma Genco CV LLC	Delaware
RE Central Valley Holdings LLC	Delaware
RE Bruceville 1 LLC	Delaware
RE Bruceville 2 LLC	Delaware
RE Bruceville 3 LLC	Delaware
RE Kammerer 1 LLC	Delaware
RE Kammerer 2 LLC	Delaware
RE Kammerer 3 LLC	Delaware
RE Dillard 1 LLC	Delaware
RE Dillard 2 LLC	Delaware
RE Dillard 3 LLC	Delaware
RE Dillard 4 LLC	Delaware
RE McKenzie Holdings LLC	Delaware
RE McKenzie 1 LLC	Delaware
RE McKenzie 2 LLC	Delaware
RE McKenzie 3 LLC	Delaware
RE McKenzie 4 LLC	Delaware
RE McKenzie 5 LLC	Delaware
RE McKenzie 6 LLC	Delaware
CS Holdco 1 Solar Holdings Blocker II LLC	Delaware
SunTap Energy (Pearl) LLC	Delaware
Gamma Genco CV II LLC	Delaware
RE Gillespie Holdings LLC	Delaware
RE Gillespie 1 LLC	Delaware
RE Columbia 3 Holdings LLC	Delaware

CONFIDENTIAL TREATMENT REQUESTED

PURSUANT TO 17 C.F.R. SECTION 200.83

RE Columbia 3 LLC	Delaware
RE Rio Grande Holdings LLC	Delaware
RE Rio Grande, LLC	Delaware
RE Rosamond Two Holdings LLC	Delaware
RE Rosamond Two LLC	Delaware
RE Rosamond One Holdings LLC	Delaware
RE Rosamond One LLC	Delaware
RE Victor Phelan Holdings LLC	Delaware
RE Victor Phelan Solar One LLC	Delaware
GSRP Carlo LLC	Delaware
Utah Red Hills HoldCo, LLC	Delaware
Utah Red Hills RP HS1, LLC	Delaware
Utah Red Hills Renewable Park, LLC	Delaware
GSRP Development Company, LLC	Delaware
Solar Star LCR LA 1, LLC	Delaware
Solar Star LCR LA 2, LLC	Delaware
Solar Star LCR Split 1, LLC	Delaware
Solar Star Track, LLC	Delaware
Solar Star Track Anacostia, LLC	Delaware
Solar Star Track Southern Ave 2, LLC	Delaware
Solar Star Track Southern Avenue Bus, LLC	Delaware
Solar Star Track Cheverly, LLC	Delaware
Solar Star Track Southern Ave 1, LLC	Delaware
Broome Solar LandCo LLC	Delaware
GSRP Shubert LLC	Delaware
GSRP ST Holdco Corp LLC	Delaware
GSRP Development Company II LLC	Delaware
GSRP Warehouse I LLC	Delaware
GSRP Development Company III LLC	Delaware
ELP Stillwater Solar LLC	New York
GSRP Development Company IV LLC	Delaware
Darby Solar, LLC	Delaware
Grissom Solar, LLC	Delaware
Janis Solar, LLC	Delaware
Puckett Solar, LLC	Delaware
Pattersonville Solar Facility, LLC	Delaware
GSRP Development Company V LLC	Delaware
GSRP Development Company VI LLC	Delaware
GSRP G-I Solar III, LLC	Delaware
GSRP MT Solar I Blocker LLC	Delaware
GSRP MT Solar I HoldCo LLC	Delaware
GSRP MT Solar B-I LLC	Delaware
GSRP MT Solar I LLC	Delaware
Branscomb Solar, LLC	Delaware
Regan Solar, LLC	Delaware
Corinth Main Street Solar LLC	Maine
Madison Solar One LLC	Maine
GSRP Bowery LLC	Delaware
GSRP Leroy Blocker LLC	Delaware
Mulberry BESS LLC	Delaware
GSRP Holdco Corp VII LLC	Delaware
GSRP Development Company VII LLC	Delaware
RE Slate LLC	Delaware
RE Slate LandCo LLC	Delaware
GSRP Development Company VIII LLC	Delaware
Hanover PV, LLC	Delaware

CONFIDENTIAL TREATMENT REQUESTED

PURSUANT TO 17 C.F.R. SECTION 200.83

GSRP Development Company IX LLC	Delaware
Enfield Hammet Road Solar LLC	Maine
Exeter Mills Road Solar LLC	Maine
Wales Leeds Junction Solar LLC	Maine
Norridgewock Martin Stream Solar LLC	Maine
Glenburn Broadway Solar One LLC	Maine
GSRP Development Company X LLC	Delaware
SSC Lysander LLC	Florida
SSC Scriba LLC	Florida
SSC Oswego LLC	Florida
SSC Cicero LLC	Florida
GSRP Development Company XI LLC	Delaware
GSRP Development Company XII LLC	Delaware
AL-Spring Lane LLC	Delaware
CO-Utt LLC	Delaware
NO-Shamrock LLC	Delaware
CO-Frosty Valley LLC	Delaware
LU-Club Ford 1 LLC	Delaware
CA-New Germany LLC	Delaware
BL-Hileman Hollow LLC	Delaware
BL-Polecat Hollow LLC	Delaware
EX-Tidewater LLC	Delaware
EX-Umphlette LLC	Delaware
CK-Head of River LLC	Delaware
CV-Tollhouse LLC	Delaware
SR-Colonial Trail LLC	Delaware
CI-Ruther Glen LLC	Delaware
RH-Peaceful LLC	Delaware
SO-Fire Clay LLC	Delaware
GSRP Development Company XIII LLC	Delaware
West Street Solar Holdings, LLC	Delaware
Charles Town Solar, LLC	Delaware
Falling Waters Solar, LLC	Delaware
Hobet Solar I, LLC	Delaware
Mammoth Solar, LLC	Delaware
Mount Storm Solar, LLC	Delaware
Old Fields Solar, LLC	Delaware
South Harrison Solar, LLC	Delaware
Twisted Gun Solar, LLC	Delaware
Zions View Solar I, LLC	Delaware
GSRP EV Development Company LLC	Delaware
GSRP Development Company XIV LLC	Delaware